Exhibit 77Q1(a)(1) - Amended and Restated By-Laws of Registrant adopted November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 34 (File No. 2-83024) on September 29, 2006, and incorporated herein by reference.

Exhibit 77Q1(a)(2) - Amendment No. 1 dated August 23, 2006 to the Amended and Restated By-Laws of Registrant filed via EDGAR with Post-Effective Amendment No. 34 (File No. 2-83024) on September 29, 2006, and incorporated herein by reference.